                 FIRST AMENDMENT TO FINANCING AGREEMENT


          THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), made and entered into as of Februrary 19, 1998, is by and between is by and between TECH SQUARED INC., a Minnesota corporation (the "Borrower"), and FIRST BANK NATIONAL ASSOCIATION, a National Banking Association (the "Lender").

                                   RECITALS

          1. The Lender and the Borrower entered into a Financing Agreement dated as of June 27, 1997 (the "Financing Agreement"); and

          2. The Borrower desires to amend certain provisions of the Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                   AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, unless the context shall otherwise require.

          SECTION 2. AMENDMENTS. The Financing Agreement is hereby amended as follows:

          2.1 THE ADVANCES. Section 2.1 of the Financing Agreement is amended in its entirety as follows:

          Section 2.1 THE ADVANCES. On the terms and subject to the conditions hereof, at the Borrower's request, the Lender, in its absolute and sole discretion and without any commitment to do so, may make the following Advances available to the Borrower:

          2.1(a) up to seventy-five percent (75%) of the net amount of Eligible Accounts which are listed in the Borrower's most current Borrowing Base Certificate and which are deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion (the "Accounts Advances") not to exceed however the maximum amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000);

          2.1(b) up to thirty percent (30%) of the net amount of Eligible Inventory of finished goods which is listed in the Borrower's most current Borrowing Base Certificate and which is deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $500,000 (the "Inventory Advances");

Notwithstanding the preceding clauses 2.1(a),and 2.1(b), the maximum aggregate amount advanced from time to time shall not exceed $2,500,000.

At the Borrower's request, Lender may in its sole and absolute discretion issue letters of credit, not to exceed a maximum amount of $400,000 in the aggregate. Any such issued letter of credit shall reduce the available amount of Accounts Advances by the amount of any issued letter(s) of credit. Borrower agrees to pay Lender any amounts paid by Lender on any such letters of credit. In addition to the Letter of Credit Fee, Borrower also agrees to pay Lender's customary charges for issuing such letters of credit and to reimburse Lender for any cost and expenses it incurs in connection with any such guarantee.

Loans for additional sums requested by the Borrower may be made at the Lender's sole discretion based upon the Lender's valuation of the Borrower's collateral or other factors. The Borrower acknowledges and agrees that the Lender may from time to time, for the Lender's convenience, segregate or apportion the Borrower's collateral for purposes of determining the amounts and maximum amounts of Advances which may be made hereunder. Nevertheless, the Lender's security interest in all such collateral, and any other collateral rights, interests and properties which may now or hereafter be available to the Lender, shall secure and may be applied to the payment of any and all Advances and other indebtedness secured by the Lender's security interest, in any order or manner of application and without regard to the method by which the Lender determines to make Advances hereunder.

          2.2 LETTER OF CREDIT FEE. A new Section 2.9 of the Financing Agreement is added to provide as follows:

      Section 2.9 LETTER OF CREDIT FEE. The Borrower shall pay to the Lender an annual fee in an amount equal to one percent (1%) of the maximum aggregate amount of the letters of credit ($4,000) (the "Letter of Credit Fee"). Borrower has paid $2,000 of the first year's Letter of Credit Fee and the remaining Letter of Credit fee shall be payable on February 19, 1998. Subsequent Letter of Credit Fees shall be payable on each anniversary of the date of this Agreement.

          SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          3.1  This Amendment, duly executed by the Borrower.

          3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i)certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated June 27, 1998, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.3  A consent and reaffirmation by the Guarantor.

          3.4 The Borrower shall have fully paid the first year's Letter of Credit Fee.

         SECTION 4. REPRESENTATIONS; ACKNOWLEDGMENTS. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a)all of the representations and warranties contained in the Financing Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Financing Agreement, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Financing Agreement and in any and all other Loan Documents of the Borrower. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Lender under the Financing Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender. The Borrower further acknowledges and agrees that its obligations to the Lender under the Financing Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement, as amended.

          SECTION 5. AFFIRMATION, FURTHER REFERENCES. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Financing Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Financing Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Financing Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

          SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

          SECTION 7. SEVERABILITY. whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

          SECTION 8. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

          SECTION 9. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Lender) incurred in connection with the Financing Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under the Financing Agreement, as amended by this Amendment, which obligations of the Borrower shall survive any termination of the Financing Agreement.

          SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

          SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

          SECTION 12. GOVERNING LAW. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                              TECH SQUARED INC.

                              By:  /s/ Joel A. Ronning
                                  -----------------------------------

                              Title:   CEO Chairman
                                    ---------------------------------



                              FIRST BANK NATIONAL ASSOCIATION

                              By:  /s/ [ILLEGIBLE]
                                  -----------------------------------

                              Title:   Officer
                                    ---------------------------------

                          CERTIFICATE OF SECRETARY OF
                               TECH SQUARED INC.


I, _________________________ , hereby certify to FIRST BANK NATIONAL ASSOCIATION that I am the Secretary of Tech Squared Inc., a Minnesota corporation (the "Company") and that the following resolutions have been duly adopted by the Board of Directors of the Company in a manner authorized by the laws of the State of Minnesota:

          "WHEREAS, the Company wishes to borrow money from FIRST BANK NATIONAL ASSOCIATION (the "Lender"), and for that purpose intends to enter into a First Amendment to Financing Agreement with the Lender.

          RESOLVED, the Company shall enter into a First Amendment to Financing Agreement with the Lender under which the Company may obtain advances up to $2,500,000, or such greater or lesser amount in the Lender's absolute and sole discretion and the President, Vice President, Secretary or Treasurer of the Company is hereby authorized at any time and from time to time to execute and deliver to the Lender such First Amendment to Financing Agreement and any security agreements, mortgages, subordination agreements, pledge agreements, assignments of life insurance, reimbursement agreements, or amendments to any of the foregoing as may be contemplated or required pursuant to such First Amendment to Financing Agreement or otherwise, all in such form as such officer may determine and approve (such determination and approval to be established conclusively by such officer's execution and delivery of such First Amendment to Financing Agreement and any such related documents and instruments).

          FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company is hereby authorized at any time and from time to time to sell, assign, transfer, mortgage, create security interests in and pledge to the Lender the real property, goods, instruments, documents, securities, chattel paper, accounts, contract rights and other intangibles and any other property now owned or hereafter acquired by the Company, either absolutely for such consideration as such officer may determine to be appropriate or as security for the payment or performance of any or all debts, liabilities and obligations of every type and description now or at any time hereafter owed to the Lender by the Company, on such terms as such officer may approve, and to do such other acts or things in connection therewith or pursuant thereto as such officer may determine to be appropriate (such determination and approval to be established conclusively by the instrument executed or action taken by such officer).

          FURTHER RESOLVED, it is hereby acknowledged that each and every note, guaranty, security agreement and other instrument made pursuant to the foregoing resolutions is and will be made and given for the corporate purposes of this Company.

          FURTHER RESOLVED, the Secretary or Assistant Secretary shall certify to the Lender the names and signatures of the persons who presently are duly elected, qualified and acting as the officers authorized to act under the foregoing resolutions, and the Secretary or Assistant Secretary shall from time to time hereafter, upon a change in the facts so certified, immediately certify to the Lender the names and signatures of the persons then authorized to sign or to act; the Lender shall be fully protected in relying on such certificates and on the obligation of the Secretary or an Assistant Secretary immediately to certify to the Lender any change in any fact certified, and the Lender shall be indemnified and saved harmless by the Company from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority

     (whether or not properly used) of any officer whose name and signature was so certified, or refusing to honor any signature or authority not so certified."

I further certify that the foregoing resolutions have not been amended or revoked and are in full force and effect on the date hereof.

I further certify that the Board of Directors of the Company has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted upon the officers designated, and that such officers have full power and authority to exercise the same.

I further certify that the Articles of Incorporation and bylaws delivered to the Lender not been amended since June 27, 1997, and are in full force and effect on the date hereof.

I further certify that the officers whose names appear below have been duly elected to and now hold the offices in the Company set forth opposite their respective names and that the signature appearing opposite the name of each of such officer is authentic and official:

     Name                 Title                  Signature

Joel Ronning           Chairman, CEO          /s/ Joel Ronning
--------------------   -----------------      ---------------------
Chuck Reese            President, COO         /s/ Chuck Reese
--------------------   -----------------      ---------------------

--------------------   -----------------      ---------------------


I further certify that shareholder approval of the foregoing resolutions is not required and said resolutions are effective and binding on the Company without approval by its shareholders.

Dated  March 20, 1998
      ------------------------

                                   /s/  Joel Ronning
                                   -----------------------------
                                   Secretary, Tech Squared Inc.

/s/  Chuck Reese
--------------------------------
Attest by a Director

                                      March ____, 1998

Republic Acceptance Corporation
2338 Central Avenue Northeast
Suite 200
Minneapolis, MN  55418

        Re: Consent to Amendment to Financing Agreement dated as of February 19, 1998 (the "Amendment") by and between Republic Acceptance Corporation ("Lender") and TECH SQUARED INC., a Minnesota corporation ("Company") and Reaffirmation of related Undertakings

Ladies and Gentlemen:

        This will confirm that:

    a) The undersigned hereby consents to the terms of the Amendment and to the execution and delivery of the Amendment by the Company;

    b) The obligations and indebtedness of the Company under the Financing Agreement dated June 27, 1997 between Lender and the Company, as amended by the Amendment (collectively, the "Financing Agreement"), constitute the obligations and indebtedness of the Company within the meaning of, and are guaranteed pursuant to, that Guaranty of the undersigned dated June 27, 1997 (the "Guaranty"), and all of the terms, covenants and conditions of the Guaranty remain in full force and effect.




                                   /s/ Joel A. Ronning
                                   ----------------------------------
                                   JOEL A. RONNING